MERRILL LYNCH
ARKANSAS
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
July 31, 1997



Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Arkansas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                #20058 -- 7/97


[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Arkansas Municipal Bond Fund                 July 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months has been even more impressive given that the municipal market has lost much of the technical support it had enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers have taken this opportunity to both issue new debt and refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing has led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields has also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the past 12 months, the municipal bond market was characterized by tremendous price volatility within a narrow trading range. We focused on purchasing long-term insured bonds as yields approached 6.00% and selling these securities as yields rallied to 5.50%. The Fund was fully invested in long-term securities during most of the fiscal year to seek to achieve an above industry average current yield. The Fund's cash equivalent reserves fluctuated between 5% -- 10% of total assets, and a large position of assets committed to longer-term maturities currently have coupons structured for income rather than price appreciation. This strategy served the Fund well during this particularly volatile period for the fixed-income markets in general, generating total return performance comparable to the industry average as well as an above-average yield.

Portfolio Matters
During the six months ended July 31, 1997, we maintained a slightly constructive posture on interest rates. We believed that the strong economic growth that prevailed in the first quarter of 1997 would slow considerably in the second quarter. Slow growth combined with continued low inflation and a balanced budget accord provided a significant decline in long-term interest rates.

The Arkansas municipal market continued to experience very little activity during the past six months. This was a result of the small amount of new issuance, just over $400 million in municipal bonds, coming to the Arkansas tax-exempt market. This represents a decline in issuance of 16% as compared to the same period in 1996. During the past three months, just under $200 million in bonds was issued in Arkansas, a decline of 37% versus the comparable period a year ago. Additionally, the majority of new issuance in Arkansas had been dominated by current coupons and poor call protection features, which we believe would not have enhanced the Fund's overall structure.

In Conclusion
We have adopted a slightly defensive posture for the second half of 1997. We believe that economic growth will reappear and that there will be an increase in long-term interest rates. Our strategy will be to favor higher-couponed issues over interest rate-sensitive securities that have greater potential for capital appreciation. As new issuance in the Arkansas tax-exempt market remains at low levels, we expect to continue to remain fully invested in the coming months.

We appreciate your ongoing interest in Merrill Lynch Arkansas Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/ROBERT D. SNEEDEN
Robert D. Sneeden
Vice President and Portfolio Manager

September 3, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                             12 Month      3 Month
                                                       7/31/97      4/30/97      7/31/96     % Change      % Change
Class A Shares*                                        $10.72       $10.36       $10.34       +3.68%         +3.47%
Class B Shares*                                         10.71        10.36        10.34       +3.58          +3.38
Class C Shares*                                         10.72        10.37        10.34       +3.68          +3.38
Class D Shares*                                         10.71        10.36        10.34       +3.58          +3.38
Class A Shares -- Total Return*                                                               +8.94(1)       +4.69(2)
Class B Shares -- Total Return*                                                               +8.29(3)       +4.46(4)
Class C Shares -- Total Return*                                                               +8.29(5)       +4.43(6)
Class D Shares -- Total Return*                                                               +8.73(7)       +4.57(8)
Class A Shares -- Standardized 30-day Yield              4.04%
Class B Shares -- Standardized 30-day Yield              3.71%
Class C Shares -- Standardized 30-day Yield              3.61%
Class D Shares -- Standardized 30-day Yield              3.95%

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.518 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.123 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.465 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.109 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.455 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.107 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.508 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.120 per share ordinary income dividends.




Total Return Based on a $10,000 Investment--Class A Shares and Class
B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                        9/30/94**             7/97
ML Arkansas Municipal Bond Fund+--
Class A Shares*                          $9,600              $11,980
ML Arkansas Municipal Bond Fund+--
Class B Shares*                         $10,000              $12,089
Lehman Brothers Municipal Bond
Index++                                 $10,000              $12,822

Total Return Based on a $10,000 Investment--Class C Shares and Class
D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                        10/21/94**            7/97
ML Arkansas Municipal Bond Fund+--
Class C Shares*                         $10,000              $12,316
ML Arkansas Municipal Bond Fund+--
Class D Shares*                          $9,600              $11,991
Lehman Brothers Municipal Bond
Index++                                 $10,000              $13,054

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of Operations.
+ ML Arkansas Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Arkansas, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
   Past performance is not predictive of future performance.



Average Annual Total Return

                                % Return Without       % Return With
                                  Sales Charge         Sales Charge**
Class A Shares*
Year Ended 6/30/97                   +7.28%               +2.99%
Inception (9/30/94)
through 6/30/97                      +7.47                +5.88

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                   % Return             % Return
                                 Without CDSC          With CDSC**
Class B Shares*
Year Ended 6/30/97                   +6.73%               +2.73%
Inception (9/30/94) through 6/30/97  +6.92                +6.27

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                   % Return             % Return
                                 Without CDSC          With CDSC**
Class C Shares*
Year Ended 6/30/97                   +6.53%               +5.53%
Inception (10/21/94)
through 6/30/97                      +7.13                +7.13

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                               % Return Without       % Return With
                                 Sales Charge         Sales Charge**
Class D Shares*
Year Ended 6/30/97                   +7.17%               +2.89%
Inception (10/21/94) through 6/30/97 +7.71                +6.08

 * Maximum sales charge is 4%.
** Assuming maximum sales charge.





Performance Summary -- Class A Shares


                                   Net Asset Value              Capital Gains
Period Covered              Beginning           Ending           Distributed          Dividends Paid*          % Change**
9/30/94 -- 12/31/94         $10.00               $9.71               --                   $0.157                 - 1.31%
1995                          9.71               10.64               --                    0.574                 +15.85
1996                         10.64               10.46               --                    0.543                 + 3.57
1/1/97 -- 7/31/97            10.46               10.72               --                    0.280                 + 5.39
                                                                                    Total $1.554
                                                                          Cumulative total return as of 7/31/97: +24.80%**






Performance Summary -- Class B Shares
                                   Net Asset Value              Capital Gains
Period Covered              Beginning           Ending           Distributed          Dividends Paid*          % Change***
9/30/94 -- 12/31/94         $10.00               $9.71               --                   $0.144                 - 1.44%
1995                          9.71               10.64               --                    0.522                 +15.26
1996                         10.64               10.46               --                    0.490                 + 3.04
1/1/97 -- 7/31/97            10.46               10.71               --                    0.250                 + 4.98
                                                                                    Total $1.406
                                                                         Cumulative total return as of 7/31/97:  +22.89%***






Performance Summary -- Class C Shares
                                   Net Asset Value              Capital Gains
Period Covered              Beginning           Ending           Distributed          Dividends Paid*          % Change***
10/21/94 -- 12/31/94        $9.92                9.72                --                   $0.102                 - 0.97%
1995                         9.72               10.65                --                    0.512                 +15.14
1996                        10.65               10.47                --                    0.480                 + 2.95
1/1/97 -- 7/31/97           10.47               10.72                --                    0.245                 + 4.93
                                                                                    Total $1.339
                                                                         Cumulative total return as of 7/31/97:  +23.16%***






Performance Summary -- Class D Shares
                                   Net Asset Value              Capital Gains
Period Covered              Beginning           Ending           Distributed          Dividends Paid*          % Change**
10/21/94 -- 12/31/94        $9.92                $9.71               --                   $0.121                 - 0.88%
1995                         9.71                10.64               --                    0.564                 +15.73
1996                        10.64                10.46               --                    0.533                 + 3.47
1/1/97 -- 7/31/97           10.46                10.71               --                    0.274                 + 5.23
                                                                                    Total $1.492
                                                                          Cumulative total return as of 7/31/97: +24.90%**

  * Figures may include short-term capital gains distributions.
 ** Figures do not include sales charge; results would be lower if sales charge was included.
*** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






SCHEDULE OF INVESTMENTS                                                                                           (in Thousands)

S&P             Moody's      Face                                                                                      Value
Ratings         Ratings     Amount                       Issue                                                       (Note 1a)

Arkansas -- 83.6%
                                     Arkansas State Development Finance Authority, S/F Mortgage
                                     Revenue Bonds (b):
AAA             NR*         $705     AMT, Series A, 7.30% due 3/01/2013                                                $751
AAA             NR*          500     (Mortgage-Backed Securities Program), Series H, 6.15% due 7/01/2016 (f)            524
AA              NR*          500     Arkansas State Development Finance Authority, Wastewater System Revenue
                                     Bonds (Revolving Loan Fund), Series A, 5.85% due 12/01/2019                        530
AA              Aa3          350     Arkansas State Refunding Bonds (Waste Disposal and Pollution), Series B,
                                     6.25% due 7/01/2020                                                                374
NR*             A            350     Arkansas State Student Loan Authority Revenue Bonds, AMT, Sub-Series B,
                                     7.25% due 6/01/2009                                                                399
BBB+            Baa2         275     Baxter County, Arkansas, IDR, Refunding (Aeroquip-Trinova Corp. Project),
                                     5.80% due 10/01/2013                                                               288
A-              A3         1,000     Camden, Arkansas, Environmental Improvement Revenue Bonds (International
                                     Paper Co. Project), AMT, Series A, 7.625% due 11/01/2018                         1,196
A+              NR*          500     Conway, Arkansas, Public Facilities Board, Capital Improvement Revenue Bonds
                                     (Hendrix College Project), 6% due 10/01/2026                                       526
NR*             P1           100     Crosset, Arkansas, PCR (Georgia-Pacific Corp. Project), VRDN, 3.65% due
                                     10/01/2007 (a)                                                                     100
AAA             Aaa          350     Fort Smith, Arkansas, Water, Sewer and Construction Revenue Refunding Bonds,
                                     6% due 10/01/2012 (c)                                                              375
AAA             Aaa          250     Independence County, Arkansas, PCR, Refunding (Arkansas Power and Light Co.
                                     Project), 6.25% due 1/01/2021 (d)                                                  273
BBB             Baa2         200     Jefferson County, Arkansas, PCR, Refunding (Arkansas Power and Light Co.
                                     Project), 6.30% due 6/01/2018                                                      213
AAA             Aaa          375     Little Rock, Arkansas, Municipal Airport Revenue Refunding Bonds, 6% due
                                     11/01/2014 (c)                                                                     393
AA+             Aa           500     Little Rock, Arkansas, Refunding (Capital Improvement), 6.25% due 2/01/2008        521
AAA             Aaa          400     North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series A,
                                     6.50% due 7/01/2015 (c)                                                            473
BBB             Baa2         300     Pope County, Arkansas, PCR, Refunding (Arkansas Power and Light Co. Project),
                                     6.30% due 12/01/2016                                                               319
A-              NR*          500     Pulaski County, Arkansas, Hospital Revenue Bonds (Arkansas Children's Hospital
                                     Project), Series A, 6.20% due 3/01/2022                                            524
AA              A1           500     Rogers, Arkansas, Sales and Use Tax Revenue Bonds, 5.35% due 11/01/2011            509
AAA             Aaa          500     Saline County, Arkansas, Retirement Housing and Healthcare Facilities
                                     Board, Revenue Refunding Bonds (Evangelist Lutheran Project), 5.80% due
                                     6/01/2011 (e)                                                                      534
AAA             Aaa          500     West Memphis, Arkansas, Public Utility System, Revenue Refunding Bonds,
                                     Series A, 5.25% due 12/01/2004 (c)                                                 527

Puerto Rico -- 15.4%
                                     Puerto Rico Commonwealth, GO, UT:
A               Baa1         325     6.50% due 7/01/2023                                                                360
AAA             Aaa          500     Refunding, 5.375% due 7/01/2022 (c)                                                504
AAA             Aaa          320     Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                                     Revenue Bonds, Series T, 6.625% due 7/01/2002 (g)                                  360
A               Baa1         250     Puerto Rico Public Buildings Authority Revenue Bonds (GTO Government
                                     Facilities), Series B, 5.25% due 7/01/2021                                         246
AAA             Aaa          250     University of Puerto Rico Revenue Bonds, Series M, 5.25% due 6/01/2025 (c)         250

Total Investments (Cost -- $10,268) -- 99.0%                                                                         11,069

Other Assets Less Liabilities -- 1.0%                                                                                   109
                                                                                                                   --------
Net Assets -- 100.0%                                                                                                $11,178
                                                                                                                   ========
(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at July 31, 1997.
(b) GNMA Collateralized.
(c) MBIA Insured.
(d) FSA Insured.
(e) AMBAC Insured.
(f) FNMA Collateralized.
(g) Prerefunded.
  * Not Rated.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arkansas
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT  Alternative Minimum Tax (subject to)
GO   General Obligation Bonds
IDR  Industrial Development Revenue Bonds
PCR  Pollution Control Revenue Bonds
S/F  Single-Family
UT   Unlimited Tax
VRDN Variable Rate Demand Notes





FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1997
Assets:               Investments, at value (identified cost -- $10,267,900) (Note 1a)                            $11,069,327
                      Cash                                                                                             40,919
                      Receivables:
                      Interest                                                                    $145,734
                      Beneficial interest sold                                                      11,010            156,744
                                                                                              ------------
                      Deferred organization expenses (Note 1e)                                                         26,757
                      Prepaid registration fees and other assets (Note 1e)                                             17,334
                                                                                                                 ------------
                      Total assets                                                                                 11,311,081
                                                                                                                 ------------

Liabilities:          Payables:
                      Beneficial interest redeemed                                                  38,324
                      Dividends to shareholders (Note 1f)                                           12,828
                      Distributor (Note 2)                                                           3,684
                      Investment adviser (Note 2)                                                      243             55,079
                                                                                              ------------
                      Accrued expenses and other liabilities                                                           78,179
                                                                                                                 ------------
                      Total liabilities                                                                               133,258
                                                                                                                 ------------

Net Assets:           Net assets                                                                                  $11,177,823
                                                                                                                 ============

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                               $16,618
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                70,261
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                 7,861
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                 9,587
                      Paid-in capital in excess of par                                                             10,316,983
                      Accumulated realized capital losses on investments -- net                                       (44,914)
                      Unrealized appreciation on investments -- net                                                   801,427
                                                                                                                 ------------
                      Net assets                                                                                  $11,177,823
                                                                                                                 ============

Net Asset Value:      Class A -- Based on net assets of $1,780,678 and 166,184 shares of
                      beneficial interest outstanding                                                                  $10.72
                                                                                                                 ============
                      Class B -- Based on net assets of $7,527,400 and 702,608 shares of
                      beneficial interest outstanding                                                                  $10.71
                                                                                                                 ============
                      Class C -- Based on net assets of $842,575 and 78,612 shares of
                      beneficial interest outstanding                                                                  $10.72
                                                                                                                 ============
                      Class D -- Based on net assets of $1,027,170 and 95,865 shares of
                      beneficial interest outstanding                                                                  $10.71
                                                                                                                 ============

                      See Notes to Financial Statements.






Statement of Operations

                                                                                                            For the Year Ended
                                                                                                                 July 31, 1997
Investment Income      Interest and amortization of premium and discount earned                                       $635,388
(Note 1d):

Expenses:              Investment advisory fees (Note 2)                                      $60,286
                       Professional fees                                                       50,581
                       Account maintenance and distribution fees -- Class B (Note 2)           37,764
                       Accounting services (Note 2)                                            33,241
                       Printing and shareholder reports                                        29,236
                       Amortization of organization expenses (Note 1e)                         12,362
                       Registration fees (Note 1e)                                              5,568
                       Transfer agent fees -- Class B (Note 2)                                  5,124
                       Account maintenance and distribution fees -- Class C (Note 2)            4,729
                       Pricing fees                                                             3,008
                       Custodian fees                                                           1,223
                       Account maintenance fees -- Class D (Note 2)                             1,029
                       Transfer agent fees -- Class A (Note 2)                                    886
                       Transfer agent fees -- Class D (Note 2)                                    578
                       Trustees' fees and expenses                                                556
                       Transfer agent fees -- Class C (Note 2)                                    478
                       Other                                                                    8,814
                                                                                           ----------
                       Total expenses before reimbursement                                    255,463
                       Reimbursement of expenses (Note 2)                                    (120,366)
                                                                                           ----------
                       Total expenses after reimbursement                                                              135,097
                                                                                                                    ----------
                       Investment income -- net                                                                        500,291
                                                                                                                    ----------

Realized &             Realized gain on investments -- net                                                              89,647
Unrealized Gain on     Change in unrealized appreciation on investments -- net                                         304,799
Investments -- Net                                                                                                  ----------
(Notes 1b, 1d & 3):    Net Increase in Net Assets Resulting from Operations                                           $894,737
                                                                                                                    ==========

                       See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                                   For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                                   1997               1996

Operations:            Investment income -- net                                                        $500,291       $566,413
                       Realized gain on investments -- net                                               89,647         28,686
                       Change in unrealized appreciation on investments -- net                          304,799         46,904
                                                                                                   ------------   ------------
                       Net increase in net assets resulting from operations                             894,737        642,003
                                                                                                   ------------   ------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                          (78,970)      (107,159)
(Note 1f):             Class B                                                                         (336,828)      (381,400)
                       Class C                                                                          (34,323)       (32,661)
                       Class D                                                                          (50,170)       (45,193)
                                                                                                   ------------   ------------
                       Net decrease in net assets resulting from dividends to shareholders             (500,291)      (566,413)
                                                                                                   ------------   ------------

Beneficial Interest    Net decrease in net assets derived from beneficial interest transactions        (261,170)      (708,130)
Transactions                                                                                       ------------   ------------
(Note 4):

Net Assets:            Total increase (decrease) in net assets                                          133,276       (632,540)
                       Beginning of year                                                             11,044,547     11,677,087
                                                                                                   ------------   ------------
                       End of year                                                                  $11,177,823    $11,044,547
                                                                                                   ============   ============

                       See Notes to Financial Statements.






Financial Highlights

                                                                       Class A                     Class B
                                                                               For the                             For the
                                                                               Period                              Period
                                                             For the Year     Sept. 30,      For the Year          Sept. 30,
The following per share data and ratios have been derived       Ended         1994+ to           Ended             1994+ to
from information provided in the financial statements.         July 31,        July 31,         July 31,           July 31,
                                                          1997       1996       1995        1997       1996          1995
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning
Operating            of period                           $10.34     $10.29     $10.00      $10.34     $10.29        $10.00
Performance:                                          ---------  ---------  ---------   ---------  ---------     ---------
                     Investment income -- net               .52        .55        .50         .46        .50           .46
                     Realized and unrealized gain
                     on investments -- net                  .38        .05        .29         .37        .05           .29
                                                      ---------  ---------  ---------   ---------  ---------     ---------
                     Total from investment operations       .90        .60        .79         .83        .55           .75
                                                      ---------  ---------  ---------   ---------  ---------     ---------
                     Less dividends from investment
                     income -- net                         (.52)      (.55)      (.50)       (.46)      (.50)         (.46)
                                                      ---------  ---------  ---------   ---------  ---------     ---------
                     Net asset value, end of period      $10.72     $10.34     $10.29      $10.71     $10.34        $10.29
                                                      =========  =========  =========   =========  =========     =========
Total Investment     Based on net asset value per
Return:**            share                                 8.94%      5.94%      8.13%++     8.29%      5.39%         7.68%++
                                                      =========  =========  =========   =========  =========     =========

Ratios to            Expenses, net of reimbursement         .83%       .49%       .11%*      1.34%      1.00%          .63%*
Average                                               =========  =========  =========   =========  =========     =========
Net Assets:          Expenses                              1.92%      3.17%      2.32%*      2.44%      3.69%         2.83%*
                                                      =========  =========  =========   =========  =========     =========
                     Investment income -- net              4.96%      5.28%      5.94%*      4.46%      4.77%         5.41%*
                                                      =========  =========  =========   =========  =========     =========

Supplemental         Net assets, end of period
Data:                (in thousands)                      $1,781     $1,710     $2,251      $7,527     $7,573        $8,145
                                                      =========  =========  =========   =========  =========     =========
                     Portfolio turnover                   41.07%     28.82%     28.64%      41.07%     28.82%        28.64%
                                                      =========  =========  =========   =========  =========     =========




                                                                      Class C                         Class D
                                                                              For the                              For the
                                                                              Period                               Period
                                                             For the Year     Oct. 21,        For the Year         Oct. 21,
The following per share data and ratios have been derived       Ended         1994+ to           Ended             1994+ to
from information provided in the financial statements.         July 31,       July 31,          July 31,           July 31,
                                                          1997       1996       1995        1997       1996         1995
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of
Operating            period                              $10.34     $10.30      $9.92      $10.34     $10.29         $9.92
Performance:                                          ---------  ---------  ---------   ---------  ---------     ---------
                     Investment income -- net               .46        .49        .41         .51        .54           .46
                     Realized and unrealized gain
                     on investments -- net                  .38        .04        .38         .37        .05           .37
                                                      ---------  ---------  ---------   ---------  ---------     ---------
                     Total from investment operations       .84        .53        .79         .88        .59           .83
                                                      ---------  ---------  ---------   ---------  ---------     ---------
                     Less dividends from investment
                     income -- net                         (.46)      (.49)      (.41)       (.51)      (.54)         (.46)
                                                      ---------  ---------  ---------   ---------  ---------     ---------
                     Net asset value, end of period      $10.72     $10.34     $10.30      $10.71     $10.34        $10.29
                                                      =========  =========  =========   =========  =========     =========

Total Investment     Based on net asset value per          8.29%      5.19%      8.13%++     8.73%      5.84%         8.54%++
Return:**            share                            =========  =========  =========   =========  =========     =========

Ratios to            Expenses, net of reimbursement        1.44%      1.11%       .85%*       .92%       .60%          .29%*
Average                                               =========  =========  =========   =========  =========     =========
Net Assets:          Expenses                              2.51%      3.81%      2.90%*      2.03%      3.31%         2.37%*
                                                      =========  =========  =========   =========  =========     =========
                     Investment income -- net              4.36%      4.68%      5.00%*      4.87%      5.18%         5.64%*
                                                      =========  =========  =========   =========  =========     =========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $843       $681       $558      $1,027     $1,081          $723
                                                      =========  =========  =========   =========  =========     =========
                    Portfolio turnover                    41.07%     28.82%     28.64%      41.07%     28.82%        28.64%
                                                      =========  =========  =========   =========  =========     =========

                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                 +  Commencement of Operations.
                 ++ Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch Arkansas Municipal Bond Fund                July 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Arkansas Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing sm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing portfolio holdings or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1997, FAM earned fees of $60,286, all of which was voluntarily waived. FAM also reimbursed the Fund additional expenses of $60,080.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account         Distribution
                                 Maintenance Fee         Fee

Class B                               0.25%              0.25%
Class C                               0.25%              0.35%
Class D                               0.10%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                      MLFD             MLPF&S

Class A                               $128             $1,718
Class D                                $91             $1,464

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $22,801 and $4 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $4,483,740 and $4,260,146, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:

                                     Realized        Unrealized
                                      Gains            Gains

Long-term investments                 $89,647         $801,427
                                     --------         --------
Total                                 $89,647         $801,427
                                     ========         ========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $801,427, all of which related to appreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $10,267,900.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $261,170 and $708,130 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                             Dollar
Ended July 31, 1997                    Shares           Amount

Shares sold                            35,203          $367,600
Shares issued to shareholders
in reinvestment of dividends            1,402            14,641
                                    ---------         ---------
Total issued                           36,605           382,241
Shares redeemed                       (35,841)         (373,351)
                                    ---------         ---------
Net increase                              764            $8,890
                                    =========         =========

Class A Shares for the Year                             Dollar
Ended July 31, 1996                    Shares           Amount

Shares sold                            23,482          $245,432
Shares issued to shareholders
in reinvestment of dividends            2,036            21,214
                                    ---------         ---------
Total issued                           25,518           266,646
Shares redeemed                       (78,808)         (826,776)
                                    ---------         ---------
Net decrease                          (53,290)        $(560,130)
                                    =========         =========

Class B Shares for the Year                             Dollar
Ended July 31, 1997                    Shares           Amount

Shares sold                            74,005          $772,339
Shares issued to shareholders
in reinvestment of dividends            9,799           102,192
                                    ---------         ---------
Total issued                           83,804           874,531
Shares redeemed                      (113,809)       (1,184,832)
                                    ---------         ---------
Net decrease                          (30,005)        $(310,301)
                                    =========         =========

Class B Shares for the Year                             Dollar
Ended July 31, 1996                    Shares           Amount

Shares sold                           149,969        $1,564,033
Shares issued to shareholders
in reinvestment of dividends           10,248           106,689
                                    ---------         ---------
Total issued                          160,217         1,670,722
Shares redeemed                      (219,063)       (2,297,703)
                                    ---------         ---------
Net decrease                          (58,846)        $(626,981)
                                    =========         =========

Class C Shares for the Year                             Dollar
Ended July 31, 1997                    Shares           Amount

Shares sold                            13,218          $136,944
Shares issued to shareholders
in reinvestment of dividends            2,985            31,157
                                    ---------         ---------
Total issued                           16,203           168,101
Shares redeemed                        (3,473)          (36,684)
                                    ---------         ---------
Net increase                           12,730          $131,417
                                    =========         =========

Class C Shares for the Year                             Dollar
Ended July 31, 1996                    Shares           Amount

Shares sold                            30,852          $320,788
Shares issued to shareholders
in reinvestment of dividends            2,708            28,200
                                    ---------         ---------
Total issued                           33,560           348,988
Shares redeemed                       (21,858)         (225,645)
                                    ---------         ---------
Net increase                           11,702          $123,343
                                    =========         =========

Class D Shares for the Year                             Dollar
Ended July 31, 1997                    Shares           Amount

Shares sold                             3,819           $39,700
Shares issued to shareholders
in reinvestment of dividends            2,932            30,581
                                    ---------         ---------
Total issued                            6,751            70,281
Shares redeemed                       (15,461)         (161,457)
                                    ---------         ---------
Net decrease                           (8,710)         $(91,176)
                                    =========         =========

Class D Shares for the Year                             Dollar
Ended July 31, 1996                    Shares           Amount

Shares sold                            41,074          $427,275
Shares issued to shareholders
in reinvestment of dividends            3,011            31,367
                                    ---------         ---------
Total issued                           44,085           458,642
Shares redeemed                        (9,749)         (103,004)
                                    ---------         ---------
Net increase                           34,336          $355,638
                                    =========         =========



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Arkansas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Arkansas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period September 30, 1994 (commencement of operations) to July 31, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Arkansas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Arkansas Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.